                                                             EXHIBIT (h)(36)(b)

                         AMENDMENT NO. 4 TO AGREEMENT

This Amendment is made as of this 15th day of September 2008 by and between VAN KAMPEN ASSET MANAGEMENT ("Adviser") and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL") for the purposes of amending the Agreement dated December 1, 1999 ("Agreement").

WHEREAS, the Adviser and USL desire to amend and restate SCHEDULE ONE and SCHEDULE TWO to the Agreement.

NOW, THEREFORE, the Adviser and USL hereby amend the Agreement as follows:

    1. SCHEDULE ONE is hereby amended and restated, and replaced in its entirety by the SCHEDULE ONE attached hereto.

    2. SCHEDULE TWO is hereby amended and restated, and replaced in its entirety by the SCHEDULE TWO attached hereto.

    3. All capitalized terms used in this Amendment No. 4 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 4, no other modifications or changes are made to the Agreement.

    4. This Amendment No. 4 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

IN WITNESS WHEREOF, the Adviser and USL have caused this Amendment No. 4 to be executed in their names and on their behalf and through their duly authorized offices, as of the date first above written.

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK

By:
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Name:
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Title:
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Attest:
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Name:
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Title:
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         (Corporate Seal)

VAN KAMPEN ASSET MANAGEMENT

By:
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Name:
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Title:
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                                 SCHEDULE ONE

 Investment Company Name:       Fund Name(s):
 ------------------------       ---------------------------------------------
 Van Kampen Life Investment     Capital Growth Portfolio - Class I Shares
 Trust                          (formerly Strategic Growth Portfolio-Class I)
                                Comstock Portfolio - Class I Shares
                                Enterprise Portfolio - Class I Shares
                                Government Portfolio - Class I Shares
                                Growth and Income Portfolio - Class I Shares
                                Money Market Portfolio - Class I Shares

                                 SCHEDULE TWO

                        SEPARATE ACCOUNTS AND CONTRACTS

 Name of Separate Account and Date      Form Numbers and Names of
 Established by Board of Directors      Contracts Funded by Separate Account
 ---------------------------------      -------------------------------------
 The United States Life Insurance       Contract Form No.:
 Company in the City of New York        98033N and 98034N
 Separate Account USL VA-R              Name of Contract:
 Established: August 8, 1997            Generations VA

                                        Contract Form No.:
                                        03017N
                                        Name of Contract:
                                        Platinum Investor Immediate VA

 The United States Life Insurance       Contract Form No.:
 Company in the City of New York        97600N
 Separate Account USL VL-R              Name of Contract:
 Established: August 8, 1997            Platinum Investor VUL

                                        Contract Form No.:
                                        99206N
                                        Name of Contract:
                                        Platinum Investor Survivor VUL

                                        Contract Form No.:
                                        02600N
                                        Name of Contract:
                                        Platinum Investor PLUS VUL

                                        Contract Form No.:
                                        01206N
                                        Name of Contract:
                                        Platinum Investor Survivor II VUL
                                        (Effective July 1, 2004)

                                        Contract Form No.:
                                        05604N and 05604NU
                                        Name of Contract:
                                        Platinum Investor VIP VUL
                                        (Effective January 2, 2007)

 Name of Separate Account and Date      Form Numbers and Names of
 Established by Board of Directors      Contracts Funded by Separate Account
 ---------------------------------      -------------------------------------
                                        Contract Form Nos.:
                                        07921N and 07921NU
                                        Name of Contract:
                                        AIG Protection Advantage VUL
                                        (Effective July 1, 2008)

                                        Contract Form Nos.:
                                        08704N and 08704NU
                                        Name of Contract:
                                        AIG Income Advantage Select
                                        (Effective September 15, 2008)